Offerings - Offering: 1	Oct. 01, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Series F Redeemable Preferred Stock, par value $0.0001 per share
Maximum Aggregate Offering Price	$ 100,000,000.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 8,700.00
Offering Note	(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.